DIVESTITURE & ACQUISITIONS (Tables)	12 Months Ended
Jan. 31, 2026
Discontinued Operations and Disposal Groups [Abstract]
Schedule of Business Combination
The significant components of the purchase price allocation were as follows:

(in thousands)	Fair Value
Customer relationships (finite‑lived intangible)	$4,833
Deferred tax asset, net	909
Other net liabilities(1)	(1,519)
Goodwill(2)	191
Total consideration	$4,414

(1) Other net liabilities includes cash, receivables, payables, deferred revenue and accrued liabilities, which were not significant individually.
(2) Goodwill was recorded as the residual amount by which the purchase price exceeded the fair value of the net assets acquired.

Pro forma information giving effect to the acquisition has not been provided, as the results would not be material.